POLEN U.S. HIGH YIELD FUND

A Series of FundVantage Trust

Summary Prospectus – September 1, 2024

Class/Ticker: Institutional Class (PBBIX)/Investor Class (PBBRX)

Click here to view the Fund’s Statutory Prospectus or Statement of Additional Information.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s Statement of Additional Information (“SAI”) and shareholder reports, online at https://www.polencapital.com/strategies/us-high-yield-fund. You can also get this information at no cost by calling (888) 678-6024, by sending an email request to info@polencapital.com, or from any financial intermediary that offers shares of the Fund. The Fund’s prospectus, dated September 1, 2024, and SAI, dated September 1, 2024, as amended from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective

Polen U.S. High Yield Fund (formerly, Polen Upper Tier High Yield Fund) (the “Fund”) seeks to achieve overall total return consisting of a high level of current income together with long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Investor Class	Institutional Class
Management Fees	0.55%	0.55%
Distribution (Rule 12b-1) Fees	0.25%	None
Other Expenses	4.47%	4.47%
Total Annual Fund Operating Expenses	5.27%	5.02%
Fee Waiver and/or Expense Reimbursement[1]	(4.37)%	(4.37)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.90%	0.65%

[1]	Polen Capital Credit, LLC (“Polen Credit” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by FundVantage Trust (the “Trust”), interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 0.65% (on an annual basis) with respect to the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2025 unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of the reimbursement. No reimbursement will occur unless the Fund’s expenses are below the Expense Limitation.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Investor Class shares and Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$92	$1,186	$2,274	$4,970
Institutional Class	$66	$1,114	$2,161	$4,777

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Summary of Principal Investment Strategies

The Fund pursues its investment objective by seeking to outperform the broader high yield market over a complete credit cycle. The “credit cycle” is a cyclical event that generally occurs over a several year timeframe as access to credit increases or decreases for borrowers.

The Fund seeks to achieve its objective mainly by investing in U.S. dollar-denominated high yield fixed income securities. The Fund intends to invest its assets primarily in high yield fixed income securities that are rated below investment grade. The portfolio will predominantly consist of fixed income securities rated B or BB by some or all relevant independent rating agencies, including Moody’s Investors Service, Standard and Poor’s Rating Services and Fitch Ratings.

High yield fixed income securities include high yield corporate bonds, senior loans, convertible bonds, preferred stock, and other types of debt instruments (including, without limitation, unregistered (Rule 144A) securities, floating and variable rate securities and other restricted fixed income securities to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”)). In addition, the Fund may also hold positions in equity or other assets that the Fund receives as part of a reorganization process of a high yield issuer until such time as the Adviser believes that a disposition is most advantageous. The Fund does not have any maturity or duration requirements.

In making these investments, the Adviser seeks to purchase instruments that the Adviser believes are undervalued and offer a compelling risk/reward ratio. Specifically, the Adviser’s investment process attempts to exploit inefficiencies in the high yield credit markets by adhering to a disciplined, bottom-up, fundamentally-oriented investment process with an emphasis on downside protection. The foundation of this investment process is to derive an accurate, real-time valuation of a target company, and only invest in securities of that company’s capital structure that offer a significant margin of safety coupled with strong total return potential. No single factor considered is determinative in the selecting a security. By utilizing such a fundamental, bottom-up approach to investing, the Adviser seeks to add value first and foremost through security selection.

Although the Fund is not limited in the number of securities in which it can invest, the Adviser intends to manage a relatively concentrated portfolio typically comprising between 60-120 issuers. The Fund has adopted an investment policy providing that under normal circumstances, the Fund will invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in U.S. dollar-denominated high yield fixed income securities rated below investment grade by at least one independent rating agency such as Moody’s Investors Service, Standard and Poor’s Rating Services and Fitch Ratings (or, if unrated, are otherwise determined to be of similar quality by the Adviser).

Summary of Principal Risks

The Fund is subject to the principal risks summarized below. The order of the below risk factors does not indicate the significance of any particular risk factor and the relative significance of each risk below may change over time. These risks could adversely affect the Fund’s net asset value (“NAV”), yield and total return. It is possible to lose money by investing in the Fund. The Fund may not be a suitable investment for all investors.

●	High Yield Securities Risk: High yield securities (also known as junk bonds) are generally considered riskier than investment grade, fixed income securities. The total return and yield of high yield securities can be expected to fluctuate more than the total return and yield of higher quality securities. High yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Successful investment in high yield securities involves greater investment risk and is highly dependent on the Adviser’s credit analysis and market analysis.

●	Credit Risk: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as the payment of interest or principal on a debt security).

●	Debt Securities Risk: Debt securities in which the Fund invests are subject to several types of investment risk, including market or interest rate risk (i.e., the risk that their value will be inversely affected by fluctuations in the prevailing interest rates), credit risk (i.e., the risk that the issuer may be unable to make timely interest payments and repay the principal upon maturity), call or income risk, (i.e., the risk that certain debt securities with high interest rates will be prepaid or “called” by the issuer before they mature), and event risk (i.e., the risk that certain debt securities may suffer a substantial decline in credit quality and market value if the issuer restructures). Fixed income markets have recently experienced a period of relatively high volatility. If the Federal Reserve continues to increase interest rates, fixed income markets (and the high yield market in particular) could experience continuing high volatility, which could negatively impact the Fund’s performance. A projection of an economic downturn or of a period rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payment on its debt securities.

●	Bank Loan Risk: The Fund’s investment in secured and unsecured assignments of (or participations in) bank loans may create substantial risk. In making investments in bank loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest. In addition, the settlement of bank loans occurs on an extended (multi-week) basis, which may prevent the Fund from obtaining liquidity of certain assets within a desired timeframe. In addition, there is the potential that bank loans and other similar instruments may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

●	Canadian Securities Risk: The Fund may invest in, and/or have exposure to, Canadian securities. The Canadian economy may be significantly affected by the U.S. economy because the U.S. is Canada’s largest trading partner and foreign investor. Canada’s largest exports are its natural resources, so the Canadian economy is dependent on the demand for, and supply and price of, natural resources, and any market developments that reduce the price of such goods could disproportionately affect the Canadian economy.

●	Cash Positions: The Fund may not always stay fully invested. For example, when the Adviser believes that market conditions are unfavorable for profitable investing, or when it is otherwise unable to locate attractive investment opportunities, the Fund’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund’s investments in cash or similar investments increase, it may not participate in market advances to the same extent that it would if the Fund remained more fully invested, and the Fund’s ability to achieve its investment objective may be affected.

●

Convertible Bond Risk: Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are therefore subject to both debt securities risks and equity securities risk. Convertible bonds are subject to equity securities risk especially when their conversion value is greater than the interest and principal value of the bond. The prices of equity securities may rise or fall because of economic or political changes and may decline over short or extended periods of time.

●	Equity Securities Risk: Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition, historical and prospective earnings of the company, interest rates, investor perceptions and overall market and economic conditions. The prices of securities change in response to many factors including the value of its assets.

●	Interest Rate Risk: The risk of market losses attributable to changes in interest rates. With fixed rate securities, a rise in interest rates typically causes a fall in values. The yield earned by the Fund will vary with changes in interest rates. The longer the average maturity of the Fund’s investment portfolio, the greater the fluctuation in value.

●	Liquidity Risk: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

●	Management Risk: As with any managed fund, the Adviser may not be successful in selecting the best performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds. The Adviser may also miss out on an investment opportunity because the assets necessary to take advantage of the opportunity are tied up in less advantageous investments. The Adviser may also miss out on an investment opportunity because the assets necessary to take advantage of the opportunity are tied up in less advantageous investments.

●	Market Risk: The values of, and/or the income generated by, securities held by the Fund may decline due to factors that are specifically related to a particular company, as well as general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, or adverse investor sentiment generally. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Geopolitical events, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are global economic powers, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as environmental and natural disasters, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy.

●	Limited History of Operations: The Fund is a mutual fund formed in 2022 and has a limited history of operations for investors to evaluate.

●	Prepayment Risk: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

●

Private Placement Risk: Private placements involve securities not registered under the Securities Act of 1933, as amended (the “1933 Act”). In addition to the general risks associated with fixed income securities, such securities (including “Rule 144A” securities) may be subject to restrictions on resale, transaction costs for such securities may be higher than comparable securities, and there may be no liquid secondary market for such securities.

●	Rating Agency Risk: Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies may fail to make timely credit ratings in response to subsequent events. In addition, ratings agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

●	Rule 144A Securities Risk: The market for certain Rule 144A securities can be less active than the market for publicly-traded securities. Certain Rule 144A securities carry a heightened risk that the liquidity of these securities may become impaired, making it more difficult for the Fund to sell these bonds at reasonable prices.

●	Small- and Mid-Cap Risk: The Fund’s investment approach is focused on identifying attractive securities issued by “middle market” companies. However, the securities of smaller and mid-size companies tend to be more volatile and less liquid than securities of larger companies. This can adversely affect the prices at which the Fund can purchase and sell these securities, and thus the value of the Fund’s shares.

●	U.S. Government Agencies Securities Risk: Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality. While the U.S. government is able to provide financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. Such securities are neither issued nor guaranteed by the U.S. Treasury.

●	Valuation Risk: Unlike publicly-traded common stock, which trades on national exchanges, there is no central exchange for fixed-income securities, including bank loans, to trade. Such fixed-income securities generally trade on an “over-the-counter” market, where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of fixed-income securities may carry more risk than that of publicly-traded common stocks. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing by third-party pricing vendors. Moreover, to the extent that prices or quotations are not available from such third-party pricing vendors, or when the Adviser believes that they are unreliable, securities may be priced by the Fund using fair value procedures approved by the Funds’ Board of Trustees. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when a fixed-income security is sold in the market, the amount received by the Fund is less than the value of such fixed-income security carried on the Fund’s books.

Performance Information

The bar chart and the performance table below provide an indication of the risks and volatility of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Class shares from year to year; and (b) how the average annual total return of the Fund’s Institutional Class shares compare to those of a regulatorily required broad-based securities market index (Bloomberg U.S. Universal Index) (the “Regulatory Benchmark”) and the ICE BofA U.S. High Yield Index (the “Performance Benchmark”). The Performance Benchmark is generally more representative of the market sectors and/or types of investments in which the Fund invests or to which the Fund has exposure and which the Adviser uses to measure the Fund’s performance. The Fund has included in the table below the performance of the Regulatory Benchmark, which represents a broader measure of market performance, to comply with new regulatory requirements. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at https://www.polencapital.com/strategies/us-high-yield-fund or by calling the Fund toll-free at (888) 678-6024.

Calendar Year-to-Date Total Return as of June 30, 2024: 2.54%

During the periods shown in the chart:

Best Quarter	Worst Quarter
6.04%	(0.87)%
(December 31, 2023)	(September 30, 2022)

Polen U.S. High Yield Fund — Institutional Class Shares Average Annual Total Returns as of December 31, 2023	1 Year	Since Inception (June 30, 2022)
Return Before Taxes	12.17%	10.26%
Return After Taxes on Distributions	8.57%	6.82%
Return After Taxes on Distributions and Sale of Shares	7.08%	6.31%
ICE BofA U.S. High Yield Index* (reflects no deduction for fees, expenses or taxes)[1]	13.46%	11.15%
ICE BofA BB/B U.S. Non-Financial High Yield Constrained Index* (reflects no deduction for fees, expenses or taxes)[1]	12.40%	10.63%
Bloomberg U.S. Universal Index (reflects no deduction for fees, expenses or taxes)[1]	6.17%	2.46%

*	Source: ICE Data Indices, LLC (“ICE DATA”), is used with permission. ICE DATA, its affiliates and their respective third-party suppliers disclaim any and all warranties and representations, express and/or implied, including any warranties of merchantability or fitness for a particular purpose or use, including the index, index data and any data included in, related to, or derived therefrom. Neither ICE DATA, its affiliates or their respective third-party providers shall not be subject to any damages or liability with respect to the adequacy, accuracy, timeliness or completeness of the index or the index data or any component thereof, and the index and index data and all components thereof are provided on an “as is” basis and your use is at your own risk. ICE DATA, its affiliates and their respective third-party suppliers do not sponsor, endorse, or recommend the Adviser, the Fund, or any of the Adviser’s products or services.
[1]	The ICE BofA U.S. High Yield Index is maintained by ICE Data Indices, LLC and comprised of U.S. dollar denominated, below investment grade corporate debt publicly issued in the U.S. domestic market. The Bloomberg U.S. Universal Index benchmark covers U.S.-dollar denominated, taxable bonds that are rated either investment grade or high-yield. Prior to September 1, 2024, the Fund compared its performance to the ICE BofA BB/B U.S. Non-Financial High Yield Constrained Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Institutional Class shares; after-tax returns for Investor Class shares will vary.

Management of the Fund

Investment Adviser

Polen Capital Credit, LLC serves as the Fund’s investment adviser.

Portfolio Managers

David J. Breazzano, Head of Team for Credit and Portfolio Manager at the Adviser, has served as a portfolio manager of the Fund since its inception in 2022.

Roman Rjanikov, Portfolio Manager at the Adviser, has served as a portfolio manager of the Fund since its inception in 2022.

Purchase and Sale of Fund Shares

Minimum Investment Requirements
Account Type	Minimum	Investor Class	Institutional Class
Regular Accounts	Initial Investment	$3,000	$100,000
	Additional Investments	$100	$0
Individual Retirement Accounts	Initial Investment	$2,000	$100,000
	Additional Investments	$100	$0
Automatic Investment Plan	Initial Investment	$2,000	$100,000
	Additional Investments	$100	$0

You can only purchase and redeem shares of the Fund on days the New York Stock Exchange (the “Exchange”) is open and through the means described below.

Purchase or Redemption by Mail:

Regular Mail: Polen Credit Funds FundVantage Trust c/o BNY Mellon Investment Servicing P.O. Box 534445 Pittsburgh, PA 15253-4445	Overnight Mail: Polen Credit Funds FundVantage Trust c/o BNY Mellon Investment Servicing Attention: 534445 500 Ross Street, 154-0520 Pittsburgh, PA 15262 (888) 678-6024

Purchase by Wire:

Please contact Fund shareholder services (“Shareholder Services”) toll-free at (888) 678-6024 for current wire instructions.

Redemption by Telephone:

Call Shareholder Services toll-free at (888) 678-6024.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Such distributions are not currently taxable when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. However, subsequent withdrawals from any tax-deferred account in which the shares are held may be subject to federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and/or for related services to shareholders. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Click here to view the Fund’s Statutory Prospectus or Statement of Additional Information.

FV1521-0924